UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Predictive Oncology Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PREDICTIVE ONCOLOGY INC.

91 43rd Street, Suite 110

Pittsburgh, Pennsylvania 15201

Telephone: (412) 432-1500

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on September 19, 2025

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of Predictive Oncology Inc. (the “Company”) on September 19, 2025, at 12:00 PM (Eastern Time) at the offices of DLA Piper LLP (US) at 1001 Liberty Avenue, Suite 500, Pittsburgh, Pennsylvania, 15222 for the following purposes:

1.	To approve an amendment of the Company’s certificate of incorporation, as amended (the “Charter”) to effect a reverse stock split of the outstanding shares of its common stock at a ratio of one-for-fifteen (1:15) (the “Reverse Split Proposal”);

2.	To approve the issuance of up to $10,000,000 of the Company’s common stock pursuant to a Standby Equity Purchase Agreement dated July 1, 2025, for purposes of complying with Nasdaq listing rule 5635 (the “Nasdaq Proposal”); and

3.	To approve the adjournment of the Special Meeting in the event that the number of shares of common stock present or represented by proxy at the meeting and voting “FOR” the adoption of the foregoing proposals are insufficient to approve such proposals (the “Adjournment Proposal”).

These items of business are more fully described in the proxy statement accompanying this Notice.

After careful consideration, the Company’s Board of Directors recommends a vote “FOR” the Reverse Split Proposal, “FOR” the Nasdaq Proposal, and “FOR” the Adjournment Proposal.

The record date for the Special Meeting is August 18, 2025. Only stockholders of record at the close of business on that date are entitled to vote at the meeting or any adjournment thereof, or by proxy.

Your vote is very important. Whether or not you plan to attend the meeting, please sign and submit your proxy as soon as possible so that your shares can be voted at the Special Meeting in accordance with your instructions. If you attend the meeting, you may revoke your proxy in accordance with the procedures set forth in the proxy statement.

By Order of the Board of Directors,
/s/ Raymond Vennare
Raymond Vennare
Chief Executive Officer

Pittsburgh, Pennsylvania

August 18, 2025

The accompanying proxy statement is dated August 18, 2025, and, together with the enclosed form of proxy card, is first being mailed to our stockholders on or about such date.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement may contain forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect our current views with respect to, among other things, plans and objectives of management. Examples of forward-looking statements include, among others, statements we make regarding the implementation of the Reverse Stock Split and the potential effects of the Reverse Stock Split, as well as sales of shares of our common stock pursuant to the SEPA (as defined herein), and the effects on our compliance with Nasdaq listing requirements, our market capitalization, and the trading price, marketability and liquidity of our common stock. You can identify these forward-looking statements by the use of forward-looking words such as “will,” “may,” “plan,” “estimate,” “project,” “believe,” “anticipate,” “expect,” “foresee,” “intend,” “should,” “would,” “could,” “target,” “goal,” “continue to,” “positioned to,” “are confident,” or the negative versions of those words or other comparable words. Any forward-looking statements contained in this proxy statement are based upon our historical performance and on our current plans, estimates and expectations considering information currently available to us. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates, or expectations contemplated by us will be achieved. These forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy and liquidity. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements, including those factors described in the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections in reports and statements filed by the Company with the SEC. The forward-looking statements made in this proxy statement relate only to events as of the date on which the statements are made. Except as required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

PREDICTIVE ONCOLOGY INC.

91 43rd Street, Suite 110

Pittsburgh, Pennsylvania

Telephone: (412) 432-1500

PROXY STATEMENT

FOR THE SPECIALMEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 19, 2025

QUESTIONS AND ANSWERS

Who is soliciting my vote?

The Board of Directors (the “Board of Directors” or the “Board”) of Predictive Oncology Inc. (“Predictive” or the “Company”) is soliciting your proxy to vote at the Special Meeting of Stockholders of the Company (the “Special Meeting”) to be held on September 19, 2025, at 12:00 PM (Eastern Time), at the offices of DLA Piper LLP (US) at 1001 Liberty Avenue, Suite 500, Pittsburgh, Pennsylvania, 15222, including any adjournments or postponements of the Special Meeting.

Why am I receiving these materials?

Under rules adopted by the SEC, we have mailed the full set of our proxy materials, including this proxy statement and the proxy card, to our stockholders of record as of the close of business on August 18, 2025, on or around August 21, 2025. The proxy materials are also available to view and download on the “For Investors” page of our website at www.predictive-oncology.com. The information contained on, or accessible through, the websites referenced in this proxy statement is not incorporated by reference into this proxy statement.

Am I allowed to attend the Special Meeting in person?

Stockholders may attend the Special Meeting in person. Any stockholder who desires to attend in person is kindly asked to provide advance written notice to secretary@predictive-oncology.com. If you would like directions to the offices of DLA Piper LLP (US), please call (412) 432-1500.

Who can vote at the Special Meeting?

Only stockholders of record at the close of business on August 18, 2025 (the “record date”), will be entitled to vote at the Special Meeting. On the record date, there were 10,892,657 shares of common stock outstanding and entitled to vote. A list of stockholders, as of the record date, will be available for inspection for the ten days prior to the Special Meeting. If you would like to inspect the stockholder list, contact us at secretary@predictive-oncology.com.

Stockholder of Record: Shares Registered in Your Name

If, on the record date, your shares were registered directly in your name with the Company’s transfer agent, Pacific Stock Transfer, then you are a stockholder of record. As a stockholder of record, you may vote at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote your shares electronically over the Internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time, as instructed below.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on the record date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid legal proxy from your broker or other agent.

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What am I voting on?

There are three matters scheduled for a vote:

1.	To approve an amendment of the Company’s certificate of incorporation, as amended (the “Charter”) to effect a reverse stock split of the outstanding shares of its common stock at a ratio of one-for-fifteen (1:15) (the “Reverse Split Proposal”);

2.	To approve the issuance of up to $10,000,000 of the Company’s common stock pursuant to a Standby Equity Purchase Agreement dated July 1, 2025, for purposes of complying with Nasdaq listing rule 5635 (the “Nasdaq Proposal”); and

3.	To approve the adjournment of the Special Meeting in the event that the number of shares of common stock present or represented by proxy at the meeting and voting “FOR” the adoption of the foregoing proposals are insufficient to approve such proposals (the “Adjournment Proposal”).

We may also transact any other business as may properly come before the Special Meeting or any adjournments thereof.

How do I vote?

For all Proposals, you may vote “FOR” or “AGAINST” or abstain from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Special Meeting, vote by proxy using the enclosed proxy card, or vote by proxy on the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote your shares even if you have already voted by proxy.

•	To vote online before the Special Meeting, go to https://annualgeneralmeetings.com/poaisp2025 and transmit your voting instructions up until 11:59 p.m. Eastern time on September 18, 2025. Be sure to have your proxy card available and follow the instructions given on the secure website.

•	To vote using a proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should receive proxy materials and voting instructions from that organization rather than from us. Simply follow the voting instructions to ensure that your vote is submitted to your broker or bank. To vote in real time at the Special Meeting, you must obtain a valid legal proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the record date.

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What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking any voting selections, your shares will be voted “For” each of the Proposals. If you are a stockholder of record and do not vote over the Internet, by completing your proxy card, or by voting at the Special Meeting, your shares will not be voted.

Who is the Company’s proxy solicitor, and who is paying for this proxy solicitation?

The Company has retained Morrow Sodali LLC (“Sodali”), an independent proxy solicitation firm, to assist in soliciting proxies on our behalf. We have agreed to pay Sodali a fee of $15,000, plus out-of-pocket expenses, for these services. We bear all proxy solicitation costs. If stockholders need assistance with casting or changing their vote, they should contact our proxy solicitor at (800) 662-5200.

In addition, our directors and employees may also solicit proxies in person, by telephone, email or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may send a written notice to the secretary of the Company before the Special Meeting stating that you would like to revoke your proxy.

•	If you have signed and returned a paper proxy card, you may sign a new proxy card bearing a later date and submit it as instructed above.

•	If you have voted over the Internet, you may cast a new vote over the Internet as instructed above.

You may attend the Special Meeting to vote in person. Attending the meeting will not, by itself, revoke your proxy. If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered “routine,” but not with respect to “non-routine” matters. We believe Proposal 1 (Reverse Stock Split Proposal) is a “routine” matter and, as a result, we do not expect there to be any broker non-votes for this proposal. We believe that Proposal 2 (Nasdaq Proposal) and Proposal 3 (Adjournment Proposal) are matters that are considered “non-routine” by the New York Stock Exchange, and therefore, there may be broker non-votes on these proposals.

How many votes are needed to approve each proposal?

Proposal 1 – Reverse Split Proposal. The proposal to amend our Charter to effect the reverse stock split requires an affirmative vote of at least a majority of the votes of the shares cast at the Special Meeting entitled to vote thereon. Abstentions and broker non-votes will have no effect on this proposal.

Proposal 2 – Nasdaq Proposal. The proposal to approve the issuance of up to $10,000,000 of our common stock pursuant to a Standby Equity Purchase Agreement requires an affirmative vote of at least a majority of the shares present in person or by proxy at the Special Meeting and entitled to vote thereon. Abstentions will have the same effect as a vote “AGAINST” this proposal and broker non-votes will have no effect on the outcome of this proposal.

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Proposal 3 – Adjournment Proposal. The proposal to approve the adjournment of the Special Meeting requires an affirmative vote of at least a majority of the shares present in person or by proxy at the Special Meeting and entitled to vote thereon. Abstentions will have the same effect as a vote “AGAINST” this proposal and broker non-votes will have no effect on the outcome of this proposal.

What is the quorum requirement?

A quorum of the Company’s stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least one-third of the outstanding shares are present at the meeting or represented by proxy. On the record date, there were 10,892,657 shares of common stock outstanding and entitled to vote. Thus, the holders of 3,630,886 shares of common stock must be present at the meeting or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in real time at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the Special Meeting or represented by proxy may adjourn the Special Meeting to another date.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days after the Special Meeting.

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PROPOSAL NO. 1: REVERSE STOCK SPLIT PROPOSAL

Our Board of Directors has approved the Reverse Split Proposal to amend our Charter to effect a reverse stock split of the Company’s common stock (the “Reverse Stock Split”). The Reverse Split Proposal permits (but does not require) the Board of Directors to effect a reverse stock split of the Company’s common stock by a ratio of one-for-fifteen (1:15), as described below. The form of certificate of amendment (the “Amendment”) to effect the Reverse Stock Split is attached as Appendix A to this proxy statement.

Background and Reasons for the Reverse Stock Split

On June 9, 2025, we received a letter (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that because the Company had not regained compliance with the minimum $2,500,000 stockholders’ equity requirement for continued listing on The Nasdaq Capital Market as set forth in Nasdaq Listing Rule 5550(b)(1) (the “Stockholders’ Equity Requirement”), the Staff has determined to delist the Company’s securities from The Nasdaq Capital Market. The Company was unable to complete its previously submitted plan of compliance within the 180-day extension period provided under the Listing Rules. On June 11, 2025, we submitted a hearing request to Nasdaq’s Hearings Panel (the “Panel”), which stayed the suspension of the Company’s securities and the filing of the Form 25-NSE pending the Panel’s decision. On June 12, 2025, we were notified that the Panel agreed to consider our appeal at an oral hearing, which the Panel scheduled for July 17, 2025. The Panel has discretion to take actions as prescribed by Nasdaq Listing Rule 5815(c)(1) including, but not limited to, granting an exception to the continued listing standards for a period not to exceed 180 days from the date of the Notice.

On July 8, 2025, we received a letter from the Staff indicating that the bid price for our Common Stock had closed below $1.00 per share for 30 consecutive business days, and that the Company is therefore not in compliance with the minimum bid price requirement for continued listing under Nasdaq Marketplace Rule 5550(a)(2) (the “Minimum Bid Price Requirement”).

On July 17, 2025, we attended an oral hearing with the Panel, where we presented plans for coming into compliance with the continued listing standards, which include, but are not limited to, continued sales of Common Stock pursuant to our at-the-market offering, sales of Common Stock pursuant to the Standby Equity Purchase Agreement, expanding availability of our live cell ChemoFx drug response assay and business collaborations, as well as a potential reverse stock split. We also requested an exception from the continued listing standards through December 8, 2025, to provide us the ability to evidence compliance with the standards.

Following the hearing, on July 23, 2025, we were notified by Nasdaq that the Panel had granted our request for continued listing on The Nasdaq Capital Market pursuant to an extension through December 8, 2025, to demonstrate compliance with all continued listing requirements, including the Stockholders’ Equity Requirement and Minimum Bid Price Requirement.

The Board believes that the Reverse Stock Split is necessary to assure compliance with the Minimum Bid Price Requirement. The Board considers it important for the Company to maintain its Nasdaq listing. Delisting could adversely affect the trading market for the Company’s common stock. Further, delisting would adversely affect the Company’s ability to access the capital markets and pursue other financing alternatives.

In determining the 1:15 ratio, the Board of Directors considered, among other things:

•	the continued listing requirements of The Nasdaq Capital Market;
•	the historical trading price and trading volume of our common stock;
•	the number of shares of our common stock outstanding; and
•	the anticipated impact of the Reverse Stock Split on the trading market for our common stock.

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Other Potential Benefits of Reverse Stock Split

In addition to helping regain compliance with the Minimum Bid Price Requirement, we believe that the Reverse Stock Split will make our common stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split will make our common stock a more attractive and cost-effective investment for many investors, which will enhance the liquidity of the holders of our common stock.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase (proportionately to the reduction in the number of shares of our common stock after the Reverse Stock Split or otherwise) following the Reverse Stock Split or that the market price of our common stock will not decrease in the future. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split could be lower or higher than the total market capitalization before the Reverse Stock Split.

The implementation of the Reverse Stock Split will result in an effective increase in the authorized number of shares of our common stock relative to the number of shares outstanding. By consolidating the number of outstanding shares, the Reverse Stock Split increases the number of authorized but unissued shares without changing the total authorized share count. This provides us with the flexibility to consider and respond to future business opportunities and needs as they arise, including equity offerings and other issuances, mergers, business combinations or other strategic transactions, asset acquisitions, stock dividends, other stock splits and other corporate purposes, although we have no current plans to issue additional securities. The Board believes that having such additional authorized shares of common stock available for issuance under the Charter will give us increased flexibility and would allow such shares to be issued without the expense and delay of a special stockholders’ meeting unless such approval is expressly required by applicable law.

Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split

We cannot assure stockholders that the proposed Reverse Stock Split will sufficiently increase our stock price or be completed by December 8, 2025 in order to avoid the delisting of our common stock from the Nasdaq Capital Market. The effect of a Reverse Stock Split on our stock price cannot be predicted with any certainty, and the history of reverse stock splits for other companies, including those in our industry, is varied, particularly since some investors may view a reverse stock split negatively. It is possible that our stock price after a Reverse Stock Split will not increase in the same proportion as the reduction in the number of shares outstanding, causing a reduction in the Company’s overall market capitalization. Further, even if we implement the Reverse Stock Split, our stock price may decline due to various factors, including our future performance and general industry, market and economic conditions. This percentage decline, as an absolute number and as a percentage of our overall market capitalization, may be greater than would occur in the absence of the Reverse Stock Split. If we do not meet Nasdaq’s listing requirements by December 8, 2025, Nasdaq will move forward with delisting proceedings.

Additionally, in January 2025, the Nasdaq listing rules were amended to limit the conditions under which a listed company can use a reverse stock split to the Minimum Bid Price Requirement. In particular, the amendment provides that if a company executes a reverse stock split to regain compliance with the Minimum Bid Price Requirement but its stock price falls below $1.00 per share within one year after the split, the company will not be granted a new compliance period to address the bid price deficiency. Instead, Nasdaq will move forward with delisting proceedings.

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The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs. The liquidity of our common stock may be negatively impacted by the reduced number of shares outstanding after the Reverse Stock Split, which would be exacerbated if the stock price does not increase following the Reverse Stock Split. In addition, a Reverse Stock Split would increase the number of stockholders owning “odd lots” of fewer than 100 shares, trading in which generally results in higher transaction costs. Accordingly, a Reverse Stock Split may not achieve the desired results of increasing marketability and liquidity as described above.

The implementation of a Reverse Stock Split would result in an effective increase in the authorized number of shares of common stock available for issuance, which could, under certain circumstances, have anti-takeover implications. The additional shares of common stock available for issuance could be used by the Company to oppose a hostile takeover attempt or to delay or prevent changes in control or in our management. Although the Reverse Stock Split has been prompted by business and financial considerations, and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), stockholders should be aware that approval of the Reverse Stock Split could facilitate future efforts by us to deter or prevent changes in control, including transactions in which stockholders might otherwise receive a premium for their shares over then-current market prices.

Stockholders should also keep in mind that the implementation of a Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership interest (subject to the treatment of fractional shares). However, should the overall value of our common stock decline after a Reverse Stock Split, then the actual or intrinsic value of shares held by stockholders will also proportionately decrease as a result of the overall decline in value.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Pursuant to the ratio for the Reverse Stock Split determined by the Board of Directors, 15 shares of existing common stock will be combined into one new share of common stock. Based on 10,892,657 shares of common stock issued and outstanding as of the record date, immediately following the Reverse Stock Split, the Company would have approximately 726,177 shares of common stock issued and outstanding (without giving effect to rounding for fractional shares). Fractional shares will not be issued. Instead, we will issue a full share of post-Reverse Stock Split common stock to any stockholder who would have been entitled to receive a fractional share of common stock as a result of the Reverse Stock Split.

The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in us or proportional voting power, except to the extent the Reverse Stock Split would result in some of our stockholders receiving one share of our common stock in lieu of a fractional share.

The Reverse Stock Split will result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

We do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

After the Reverse Stock Split is effective, our common stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended. Assuming that the Company’s meets the continued listing standards of the Nasdaq, we expect that our common stock will continue to be quoted on The Nasdaq Capital Market under the symbol “POAI.”

Effective Time

The proposed Reverse Stock Split would become effective at 5:00 p.m., Eastern time, on the date of filing of the Amendment with the office of the Secretary of State of the State of Delaware, or such later date as is chosen by the Board and set forth in the Amendment, which date we refer to as the Reverse Split Effective Date. Except as explained below with respect to fractional shares, effective as of 5:00 p.m., Eastern time, on the Reverse Split Effective Date, shares of common stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a lesser number of shares of our common stock in accordance with the 1-for-15 reverse split ratio.

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Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive shares of post-Reverse Stock Split common stock.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent necessary instructions by our transfer agent after the effective time of the Reverse Stock Split indicating how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates to our transfer agent in accordance with its instructions. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

Stockholders should not destroy any stock certificate(s) and should not submit any stock certificate(s) until requested to do so.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the reverse stock split ratio of 1:15.

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No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the General Corporation Law of the State of Delaware with respect to the Amendment to effect the Reverse Stock Split.

Accounting Matters

This proposed amendment to our Charter will not affect the par value of our common stock per share. As a result, as of the time the Reverse Stock Split is effective, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net loss will be higher because there will be fewer shares of common stock outstanding.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split to U.S. Holders

The following is a general summary of the material U.S. federal income tax consequences of the Reverse Stock Split to certain U.S. holders of our common stock. This discussion is based on provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder and administrative rulings and pronouncements of the Internal Revenue Service (“IRS”), and judicial decisions, each as in effect as of the date of this proxy statement and all of which are subject to change or differing interpretations. Any such change or differing interpretation, which may or may not be retroactive, could alter the tax consequences described herein. This summary is for general information only, is not tax advice, and is not intended to constitute a complete description of all tax consequences relating to the Reverse Stock Split.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a U.S. holder. For purposes of this discussion, the term “U.S. holder” means a beneficial owner of our common stock, that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States or someone treated as a U.S. citizen or resident for U.S. federal income tax purposes;
•	a corporation (or other entity treated as a corporation for U.S. federal income tax purposes), created or organized in or under the laws of the United States, or any state thereof, or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•	a trust if (1) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships holding our common stock and the partners therein should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split.

The discussion below only addresses stockholders who hold our common stock as a capital asset within the meaning of Section 1221 of the Code (generally property held for investment). It does not address all aspects of U.S. federal income tax that may be relevant to a stockholder in light of such stockholder’s particular circumstances or to a stockholder subject to special rules, such as brokers or dealers in securities or foreign currencies, stockholders that are not U.S. holders, regulated investment companies, real estate investment trusts, traders in securities who mark to market, banks, financial institutions or insurance companies, mutual funds, stockholders holding their stock through individual retirement or other tax-deferred accounts, tax-exempt organizations, stockholders holding their stock as “qualified small business stock” pursuant to Section 1202 of the Code or as Section 1244 stock for purposes of the Code, stockholders who acquired their stock in connection with the exercise of warrants, stock options or stock purchase plans or other employee plans or compensatory arrangements, stockholders whose functional currency is not the U.S. dollar, partnerships or other entities classified as partnerships or disregarded entities for U.S. federal income tax purposes (or persons holding our common stock through such entities), stockholders who hold their stock as part of an integrated investment (including a “straddle,” a pledge against currency risk, a hedge or other “constructive” sale or “conversion” transaction) comprised of shares of our common stock and one or more other positions, or stockholders who may have acquired their stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code. In addition, this summary does not address any tax consequences other than certain U.S. federal income tax consequences of the Reverse Stock Split, including the tax consequences of the Reverse Stock Split under state, local or non-U.S. tax laws, or under estate, gift, excise or other non-income tax laws, any alternative minimum tax, the Medicare contribution tax on net investment income, the special tax accounting rules under Section 451(b) of the Code, the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the Reverse Stock Split (whether or not any such transactions are consummated in connection with the Reverse Stock Split) including, without limitation, the tax consequences to holders of options, warrants or similar rights to acquire our common stock.

The information in this proxy statement regarding the tax consequences of the Reverse Stock Split is not binding with the IRS or the courts. We have not sought, and do not intend to seek, any tax opinion from counsel or ruling from the IRS with respect to any of the statements made in this summary. There can be no assurance that the IRS will not take a position contrary to these statements or that a contrary position taken by the IRS would not be sustained by a court. Accordingly, each stockholder should consult with such stockholder’s own tax advisor with respect to all of the potential tax consequences to such stockholder of the Reverse Stock Split.

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PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a U.S. holder generally will not recognize gain or loss on the receipt of common stock in the Reverse Stock Split, except for a stockholder receiving an additional share of common stock in lieu of a fractional share (as described below). Subject to the following discussion regarding a U.S. holder’s receipt of a whole share of the Company’s common stock in lieu of a fractional share, ta U.S. holder’s aggregate tax basis in the post-split shares received should equal the aggregate tax basis of the pre-split shares exchanged therefor, and the holding period of the post-split shares received should include the holding period of the pre-split shares exchanged. Treasury Regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of the Company’s common stock surrendered to the shares of the Company’s common stock received pursuant to the Reverse Stock Split. U.S. holders of shares of the Company’s common stock acquired on different dates and at different prices should consult their own tax advisors regarding the allocation of the tax basis and holding period of such shares. A stockholder who receives one whole share of common stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which the stockholder was otherwise entitled. The Company is not making any representation as to whether the receipt of one whole share in lieu of a fractional share will result in income or gain to any stockholder, and stockholders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in a Reverse Stock Split.

No gain or loss will be recognized by us as a result of the Reverse Stock Split.

The preceding discussion is intended only as a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders. It is not a complete analysis or discussion of all potential tax effects that may be important to a particular holder. All holders of our common stock should consult their own tax advisors as to the specific tax consequences of the Reverse Stock Split to them, including record retention and tax-reporting requirements, and the applicability and effect of any U.S. federal, state, local and non-U.S. tax laws.

Stockholder Vote Required

The approval of the Reverse Stock Split Proposal requires the affirmative vote of a majority of the votes of the shares cast at the Special Meeting entitled to vote thereon. Abstentions and broker non-votes will have no effect on this proposal. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL TO APPROVE THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK.

PROPOSAL NO. 2: THE NASDAQ PROPOSAL

Background; Terms of the Standby Equity Purchase Agreement

On July 1, 2025, we entered into a Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, Ltd., a Cayman Islands exempt limited partnership (“Yorkville”). Yorkville’s obligation to purchase shares of our common stock pursuant to the SEPA is subject to a number of conditions, including that in no event shall Yorkville be required to purchase more than $10,000,000 of shares of common stock in the aggregate during the term of the SEPA. As consideration for Yorkville’s commitment to purchase the shares of common stock pursuant the SEPA, we paid Yorkville a structuring fee in the amount of $25,000 and issued to Yorkville 120,482 shares of common stock as a commitment fee.

Pursuant to and subject to the terms of the SEPA,  we will have the right, but not the obligation, from time to time at our discretion until the first day of the month following the 36-month period after the date of the SEPA, to direct Yorkville to purchase a specified number of shares of Common Stock (each such sale, an “Advance”) by delivering written notice to Yorkville (each, an “Advance Notice”). The per share purchase price for the shares of Common Stock, if any, that we elect to sell to Yorkville in an Advance pursuant to the SEPA will be determined by reference to the volume weighted average price of our Common Stock (the “VWAP”) and calculated in accordance with the SEPA, less a discount of 4.0%.

Under the applicable Nasdaq rules, in no event may we issue to Yorkville under the SEPA more than 1,921,706 shares of Common Stock, which number of shares is equal to 19.99% of the shares of Common Stock of the Company outstanding as of the date of the SEPA (the “Exchange Cap”), unless (i) we obtain stockholder approval to issue shares of Common Stock in excess of the Exchange Cap in accordance with applicable Nasdaq rules, or (ii) all applicable sales of shares of Common Stock under the SEPA equal or exceed $0.83 per share (which represents the lower of (i) the Nasdaq official closing price (as reflected on Nasdaq.com) immediately prior to the date of the SEPA or (ii) the average Nasdaq official closing price for the five (5) trading days immediately prior to the date of the SEPA). Moreover, we may not issue or sell any shares of Common Stock to Yorkville under the SEPA which, when aggregated with all other shares of Common Stock then beneficially owned by Yorkville and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the beneficial ownership by Yorkville and its affiliates to exceed 4.99% of the voting power or shares of Common Stock then outstanding.

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The preceding description is a summary of certain principal terms of the SEPA. While we believe that the summary above describes the material terms of the SEPA necessary for you to make a voting decision for the purposes of this Proposal No. 2, it may not contain all of the information that is important to you. A copy of the SEPA is filed as an exhibit to our Current Report on Form 8-K filed with the SEC on July 8, 2025. We encourage you to read the SEPA in its entirety.

Reasons for Proposal

We are seeking to obtain the requisite stockholder approval to authorize the (a) issuance of the number of shares of our common stock equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock (the “20% Cap”) pursuant to the SEPA; and (b) issuance of shares of common stock which may result in a change of control, as interpreted by Nasdaq.

Our common stock is listed on the Nasdaq Capital Market and we are subject to the Nasdaq listing rules and regulations. Nasdaq listing rule 5635 requires stockholder approval: (a) prior to the issuance of securities in connection with a transaction (other than a public offering) involving the sale, issuance or potential issuance by us of our common stock (or securities convertible into or exercisable for our common stock) in excess of the 20% Cap; and (b) when such issuance or potential issuance will result in a change of control, as interpreted by Nasdaq.

We are seeking stockholder approval to make such issuances in accordance with Nasdaq listing rule 5635 because we would like to issue shares of our common stock in excess of the Exchange Cap and to avoid additional financial obligations we will face if we do not receive stockholder approval. We believe this will be in our best interests and the best interests of our stockholders at the time of issuance. Because the issuance by us of shares in excess of 1,921,706 shares to Yorkville, without stockholder approval, would violate the terms of the SEPA and because the issuance by us of a number of shares exceeding the 20% Cap or the issuance of shares that may result in a change of control upon such issuance, without stockholder approval, may result in a violation of Nasdaq listing rule 5635, we are seeking stockholder approval pursuant to Nasdaq listing rule 5635.

The net proceeds from sales, if any, under the SEPA to us will depend on the frequency and prices at which we sell shares of our common stock to Yorkville. We expect that any proceeds received by us from such sales to Yorkville will be used for working capital and general corporate purposes, and may also use proceeds to make capital expenditures, license or acquire intellectual property or technologies to incorporate into our products, or fund possible investments in and acquisitions of supplementary businesses, partnerships and minority investments.

Effect of Approval

The sale of our common stock to Yorkville pursuant to the SEPA will have a dilutive impact on our stockholders. Issuances of our common stock under the SEPA, including the issuance of common stock in excess of the Exchange Cap, will not affect the rights or privileges of our existing stockholders, except that the economic and voting interests of each of our existing stockholders will be diluted as a result of any such issuance. Although the number of shares of common stock that our existing stockholders own will not decrease as a result of sales under the SEPA to Yorkville, the shares owned by our existing stockholders will represent a smaller percentage of our total outstanding shares after any such issuance to Yorkville.

Potential Consequences if the Nasdaq Proposal is Not Approved

The Board of Directors is not seeking the approval of our stockholders to authorize our entry into the SEPA. The SEPA has already been executed and delivered. The failure of our stockholders to approve this proposal will mean that the issuance of shares of our common stock pursuant to the SEPA will be limited to an amount up to the Exchange Cap and we will not be able to utilize the full amount available under the SEPA.

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If we fail to obtain stockholder approval of the Nasdaq Proposal at the Special Meeting, we intend to continue to seek to obtain stockholder approval at one or more subsequent special or annual meetings of stockholders, until such approval has been obtained and we will incur the costs associated therewith. Our inability to access the full amount available under the SEPA, even if other financing sources are available, could have a material adverse effect on our business and impede our ability to come into compliance with the Nasdaq continued listing requirements.

Vote Required

The approval of the Nasdaq Proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF UP TO $10,000,000 OF OUR COMMON STOCK PURSUANT TO THE STANDBY EQUITY PURCHASE AGREEMENT AND RELATED CHANGE OF CONTROL FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635.

PROPOSAL NO. 3: THE ADJOURNMENT PROPOSAL

Background of and Rational for the Adjournment Proposal

Our Board of Directors believes that, if the number of affirmative votes received from the holders of our common stock are insufficient to approve either the Reverse Stock Split Proposal or the Nasdaq Proposal, it is in the best interests of the Company to enable the Board to continue to seek to obtain a sufficient number of additional affirmative votes to approve the Proposals.

In this proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting or any adjournment thereof. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the other applicable Proposals.

If there is not a quorum present, the Chair of the Special Meeting, or a majority in voting power of the shares present in person or represented by proxy and entitled to vote, have the power to adjourn the Special Meeting from time to time until a quorum is present. The Adjournment Proposal will only be presented if there is a quorum and there are not enough votes at the time of the Special Meeting to approve any of the other proposals described herein.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon have voted against either the Reverse Stock Split Proposal or the Nasdaq Proposal or abstained from voting on such proposals, we could adjourn the Special Meeting without a vote on such Proposals and use the additional time to solicit the holders of those shares to change their vote in favor of such Proposals.

Vote Required

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions will have the effect of a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

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GENERAL MATTERS

Where You Can Find More Information

We file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers, such as us, that file electronically with the SEC. Additionally, you may access our filings with the SEC through our website at https://investors.predictive-oncology.com/financial-information/sec-filings. The information on our website or any other website referenced in this proxy statement is not part of this proxy statement.

We will provide you without charge, upon your oral or written request, with a copy of any or all reports, proxy statements and other documents we file with the SEC. Requests for such copies should be directed to:

Predictive Oncology Inc.

Attention: Corporate Secretary
91 43rd Street, Suite 110
Pittsburgh, Pennsylvania 15201

(412) 432-1500

If you would like to request documents from the Company, please do so at least 10 business days before the date of the Special Meeting in order to receive timely delivery of those documents prior to the Special Meeting.

You should rely only on the information contained in this proxy statement and the annexes attached hereto to vote your shares at the Special Meeting. We have not authorized anyone to provide you with information that is different from that contained in this proxy statement or such annexes.

This proxy statement is dated August 18, 2025. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Stockholder Proposals and Nominations for the 2025 Annual Meeting

If you would like to present a proposal for consideration to be included in the proxy materials for the 2025 annual meeting of stockholders, you must comply with Rule 14a-8 under the Exchange Act and the advance notice provisions of our Amended and Restated Bylaws. You must also make sure that we received your proposal at our executive offices (sent c/o Secretary) no later than July 30, 2025 if the 2025 annual meeting is held within 30 days of December 30, 2025. If the 2025 annual meeting is not held within 30 days of such date, then we will disclose the deadline for such proposals, if different.

If you would like to recommend a person for consideration as a nominee for election as a director at the 2025 annual meeting of stockholders, you must comply with the advance notice provisions of our Second Amended and Restated Bylaws. These provisions require that we receive your nomination at our executive offices (sent c/o Secretary) no earlier than October 1, 2025 and no later than October 31, 2025. If the 2025 annual meeting is not held within 30 days of December 30, 2025, then the Company will disclose the deadline for such proposals, if different.

If you would like to present a proposal at the 2025 annual meeting of stockholders without including it in our proxy statement, you must comply with the advance notice provisions of our Second Amended and Restated Bylaws. These provisions require that we receive your proposal at our executive offices (sent c/o Secretary) no earlier than October 1, 2025 and no later than October 31, 2025. If the Annual Meeting is not held within 30 days of December 30, 2025, then the Company will disclose the deadline for such proposals, if different.

In addition to satisfying the foregoing requirements under our Second Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees for the 2025 annual meeting of stockholders other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than November 1, 2025, which is 60 days prior to the anniversary date of the annual meeting.

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Other Matters

We do not intend to bring any matters before the Special Meeting other than those set forth herein, and our management has no present knowledge that any other matters will or may be brought before the Special Meeting by others. However, if any other matters properly come before the Special Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as our Board of Directors may recommend.

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APPENDIX A

FORM OF

CERTIFICATE OF AMENDMENT
TO THE CERTIFICATE OF INCORPORATION
OF
PREDICTIVE ONCOLOGY INC.

(a Delaware corporation)

Pursuant to Section 242 of the Delaware General Corporation Law, the undersigned, being the Chief Executive Officer of Predictive Oncology Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify that the following resolutions were adopted by the Corporation’s Board of Directors and its stockholders as hereinafter described:

RESOLVED: Section 4.6 of the Certificate of Incorporation, as amended, of this Corporation is hereby amended and replaced with the following:

4.6        On the effective date of this Certificate of Amendment, the Corporation will effect a reverse stock split (the “Reverse Stock Split”) of its outstanding Common Stock pursuant to which every fifteen (15) issued and outstanding shares of the Corporation’s Common Stock, par value $0.01 (the “Old Common Stock”) shall be reclassified and converted into one (1) validly issued, fully paid and non-assessable share of Common Stock, par value $0.01 (the “New Common Stock”). Each certificate representing shares of Old Common Stock shall thereafter represent the number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate were reclassified and converted hereby. No fractional shares of the Corporation’s New Common Stock shall be issued as a result of the Reverse Stock Split. If the Reverse Stock Split would result in the issuance of any fractional share of New Common Stock, the Corporation shall issue one whole share in lieu of such fractional share. The Reverse Stock Split shall not change the total number of shares of stock that the Corporation shall have authority to issue pursuant to Section 4.1 of this Certificate of Incorporation.

FURTHER RESOLVED: That the effective date of this Certificate of Amendment shall be ______________, 2025.

The foregoing resolutions and this Certificate of Amendment were adopted by the Board of Directors of the Corporation pursuant to board resolutions approved as of ___________, 2025, in accordance with Section 141 of the Delaware General Corporation Law, and the affirmative vote of a majority of the votes of the shares of common stock at a meeting of stockholders held on ________________, 2025 in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer of this Corporation, has executed this Certificate of Amendment to the Corporation’s Certificate of Incorporation, as amended, as of ______________, 2025.

PREDICTIVE ONCOLOGY INC.

By:
Raymond F. Vennare, Chief Executive Officer

PREDICTIVE ONCOLOGY INC.

SPECIAL MEETING OF STOCKHOLDERS

SEPTEMBER 19, 2025

THIS REVOCABLE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Raymond Vennare and Josh Blacher, and each of them as proxies, each with full power of substitution, and authorizes them to represent and to vote all the shares of capital stock of Predictive Oncology Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders and any adjournments or postponement thereinafter specified upon the proposals listed and as more particularly described in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in their discretion upon such other matters as may properly come before the meeting.

THIS PROXY, IF PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED IT WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3, AND, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS PROPERLY COMES BEFORE THE MEETING.

Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof and after notifying the Company’s Corporate Secretary at the Special Meeting of the undersigned’s decision to revoke this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Company’s Corporate Secretary at the address set forth on the Notice of Special Meeting, by voting via the Internet at a later time or by submitting a signed, later-dated proxy prior to a vote being taken on a proposal at the Special Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Special Meeting and the Proxy Statement for the Special Meeting.

Please complete, sign and date this proxy and return it promptly in the enclosed envelope.

The Board of Directors unanimously recommends a vote “FOR” proposals 1, 2, and 3.

1. To approve an amendment of the Company’s certificate of incorporation, as amended (the “Charter”) to effect a reverse stock split of the outstanding shares of its common stock at a ratio of one-for-fifteen (1:15)

☐ FOR	☐ AGAINST	☐ ABSTAIN

2. To approve the issuance of up to $10,000,000 of the Company’s common stock pursuant to a Standby Equity Purchase Agreement dated July 1, 2025, for purposes of complying with Nasdaq listing rule 5635.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. To approve the adjournment of the Special Meeting in the event that the number of shares of common stock present or represented by proxy at the meeting and voting “FOR” the adoption of the foregoing proposals are insufficient to approve such proposals.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the named proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

Date: ________________________

____________________________

Signature of Stockholder

____________________________

Signature of Stockholder

NOTE:	Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each holder should sign.

☐	I agree to receive all future communications related to these holdings electronically via the email address provided below. I understand I am able to change this selection at any time in the future.

EMAIL ADDRESS:

VOTING INSTRUCTIONS ON REVERSE SIDE

Voting Instructions

You may vote your proxy in the following ways:

8 Via Internet:

8 Login to https://annualgeneralmeetings.com/poaisp2025

8 Enter your control number (12 digit number located below)

+ Via Mail:

Pacific Stock Transfer Company

Attn: Proxy Department

6725 Via Austi Parkway, Suite 300

Las Vegas, Nevada 89119

CONTROL NUMBER

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., Eastern Time, on September 18, 2025.

Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.